EXHIBIT 99.1

AVX completes its purchase of Kumatec

FOUNTAIN INN, S.C. – April 30, 2018 – AVX Corporation (NYSE: AVX) today announced that its subsidiary, AVX Interconnect Europe GmbH (“AVX Interconnect”), a limited liability company under German law, has completed the share purchase of the previously announced acquisition of KUMATEC Sondermaschinenbau & Kunststoffverarbeitung GmbH (“Kumatec”), a limited liability company under German law, for a consideration of approximately EUR $12.5 million, subject to customary post-closing adjustments.

The purchase includes Kumatec’s 50% interest in KUMATEC Hydrogen GmbH Co. KG, a limited liability partnership under German law, which was recently spun out of Kumatec. The purpose of the partnership is the development, marketing and supply of hydrogen fuel generation and delivery solutions and other related services. After closing, the partnership will be renamed AVX/KUMATEC Hydrogen GmbH Co. KG.

John Sarvis, President and Chief Executive Officer of AVX Corporation, stated, "The addition of Kumatec, including the joint venture in the hydrogen business, expands our manufacturing capabilities and provides us new business opportunities.”

AVX is a leading worldwide manufacturer, supplier, and reseller of a broad line of electronic components and interconnect, sensing and control devices and related products. AVX's components can be found in products manufactured in a very broad range of industries worldwide. AVX is headquartered in Fountain Inn, SC. AVX can be found on the Internet at http://www.avx.com.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Corporation or Kumatec may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX Corporation’s or Kumatec’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the Merger involving AVX Corporation and Kumatec, including future financial and operating results, plans, objectives, expectations and intentions, and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to retain key personnel, (ii) the risk that the businesses will not be integrated successfully; (iii) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (iv) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (v) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on Form 10-K for the year ended March 31, 2017, under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission. Except as required by law, each of AVX Corporation and Kumatec disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contact:

AVX Corporation

Kurt Cummings, 864-967-9303

investor.relations@avx.com